SPECIAL ISSUE

FINANCIAL REPORT

Winter 2001

Virginia SNAPsm Annual Report

SNAPsm In Review

We are happy to provide the financial statements for the SNAPsm Fund—a series of the Evergreen Select Money Market Trust.

ECONOMIC OVERVIEW

During the third quarter, the presidential election was heating up as the economy was cooling down. The Federal Reserve was being heralded for its ability to fight off inflation and guide the economy into what appeared to be a soft landing. At the same time, overseas economies were also cooling in response to central bankers continuing to raise interest rates to fight rising inflation stemming from oil prices, which at $35.14 a barrel, had spiked to a new post-Gulf war high. Enough forces were at work both domestically and abroad to cause some investors to wonder whether the Federal Reserve had gone too far in reining in the economy. The bond market was starting to believe this as interest rates began to fall on the belief that Federal Reserve policy would be reversed.

Both consumer and investor confidence was sinking as the holiday season approached. Risk aversion was intensifying. New issuance in the financial markets had slowed to a trickle, and investors became very selective in names they would add to their portfolios. Bigger was definitely better, as was high credit quality, which essentially shut out access to the market for high yield issuers.

Returns As Of 12/31/2000**
Portfolio Inception Date: July 24, 1995
	SNAPsm Fund	IBC’s First Tier*
		Institutional
		Average
6-month return	3.35%	3.66%
Average Annual Returns
One year	6.50%	5.99%
5 years	5.69%	5.41%
Since Inception	5.71%	5.35%#
7-day net annualized yield	6.54%	6.25%
30-day net annualized yield	6.54%	6.26%
#Since 7/24/1995

Investors during the fourth quarter were primarily preoccupied with the historic unfolding of the events surrounding the presidential election and all that came with it, including the tortuous path that finally led to George W. Bush becoming president-elect on December 14th. The whole process was the subject of endless analysis, causing the impact of other events to pale by comparison. One undercurrent that was hard to ignore however, was the dramatic slowing of the economy. The soft landing theme that had been talked about and promoted by economists during the second and third quarters was starting to shift to something a little bumpier as economic statistics continued to surprise investors with weakness. Odds of the Federal Reserve moving from a tightening bias to a neutral bias during the FOMC's December meeting were steadily rising. When the Federal Reserve kept rates unchanged and moved from a tightening bias to neutral, the treasury market began to factor in not one, but multiple interest rate cuts. As the yield of the 3-month treasury bill distanced itself from the fed funds rate, the entire yield curve shifted down in yield, providing bond investors with strong positive returns for the quarter.

Chairman Alan Greenspan shocked the financial markets during the second trading day of 2001 by lowering the Federal Funds rate by 1/2 percentage

Continued on page 2

*	IBC First Tier Institutional Average return for the 6-month period is provided by IBC Financial Data, Inc.
**	Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
While the portfolio manager will endeavor to manage the portfolio in accordance with the investment process, there are no guarantees that they will be successful.

Continued from front page

point from 6.50% to 6.00%. The timing and magnitude of the move made investors wonder if it was politically motivated, market and/or liquidity driven, economy driven or related to the utility crisis in California. Whatever the reason, the stock market was clearly relieved by the move while the Treasury market shrugged it off as an event that had already been anticipated. The long-term implication being that this move will most likely be one in a series of moves to help achieve the desired soft landing, and should begin to restore investors' confidence in the future.

MENTOR INVESTMENT ADVISORS, LLC BECOMES EVERGREEN INVESTMENT MANAGEMENT!

Effective November 1, 2000, Mentor Investment Advisors officially completed its name change to Evergreen Investment Management Company. This name change should be transparent to our SNAP sm participants, as our contact information will remain the same.

THE ANNUAL SNAPSM USER’S SURVEY

The Annual SNAPsm User’s Survey will be included in your statement packets for February 2001. Please take the time to give us your comments, opinions and suggestions. Your input is integral to making sure the SNAP sm Program provides the greatest benefit to you, the participants. Thank you for your continued support!

SPRING CONFERENCE SCHEDULE

In a continued effort to provide convenient and quality training to our SNAPsm Program Participants, we have decided to team up with various conferences, including the Virginia Resources Authority, the Virginia Government Finance Officers Association and the Treasurer’s Association for their annual conferences this spring.

SNAPsm will conduct sessions at the following conferences on the dates listed below. Contact and registration information will be available on or about March 1, 2001.

THE VIRGINIA RESOURCES AUTHORITY CONFERENCE

April 24-26, 2001
Roanoke, Virginia

VIRGINIA GOVERNMENT FINANCE OFFICERS ASSOCIATION
19TH ANNUAL SPRING CONFERENCE

Holiday Inn-Sunspree,
Virginia Beach, Virginia
May 20-22, 2001

We also hope to have details regarding collaborating with the Treasurer’s Association for similar educational and informational opportunities. We welcome your input regarding this new format.

THE SNAPSM WEBSITE ENHANCEMENTS

The testing phase of our new interactive website for account information has been a success. We would like to thank all of the participants who have taken the time to review the interactive account information pages and provide feedback.

We will be rolling out the production phase of the project beginning in March 2001. The Account Access link will be available on the SNAPsm Homepage (www.vasnap.com). Look for the enclosed directions to access the link and register for a PIN to begin using this new feature. Please do not hesitate to call us at 1-800-570-SNAP if you have any questions or concerns.

Thank You to the July through December 2000 SNAPsm Participants!

Albemarle Blue Ridge	City of Virginia Beach	Virginia College Building Authority
Detention Center	Commonwealth Transportation Board	Virginia Public School Authority
City of Alexandria	Hanover County	Virginia Resource Authority
City of Culpeper	Loudoun County	Wythe County
City of Danville	Montgomery County
City of Emporia	Spotsylvania County
City of Newport News	Town of Leesburg
City of Portsmouth

SNAPsm Fund
Schedule of Investments
December 31, 2000 (Unaudited)

	Principal
	Amount	Value

Certificates of Deposit – 7.6%
Branch Banking & Trust Co.,
6.424%, 03/26/2001	$55,000,000	$55,003,058
First USA Bank Corp.,
6.889%, 02/05/2001	15,000,000	15,009,882
Marshall & Ilsley Corp.,
6.60%, 03/01/2001	15,000,000	14,995,782
Norwest Finl. Inc.,
6.20%, 02/15/2001	8,000,000	7,994,127
U.S. Bank Nat'l. Assn., Minneapolis,
6.72%, 02/08/2001	30,000,000	29,998,185

Total Certificates of Deposit (cost $123,001,034)		123,001,034

Commercial Paper – 27.5%
Asset Backed – 3.1%
Special Purpose Accounts Receivable Co.,
6.63%, 01/12/2001	50,000,000	49,907,917
Diversified Financials – 23.6%
Corporate Recievables Corp.,
6.60%, 01/22/2001	50,000,000	49,816,667
Crown Point Capital Co.,
6.57%, 01/22/2001	49,879,000	49,696,941
Dorada Finl. Inc.,
6.464%, 01/04/2001	50,000,000	50,000,000
Greenwich Funding Corp.,
6.57%, 01/08/2001	70,000,000	69,923,350
Lyon Short Term Funding Corp.,
6.62%, 01/22/2001	40,000,000	39,852,889
Redwood Receivable Corp.,
6.69%, 01/12/2001	50,000,000	49,907,083
Tannehill Capital Co.:
6.61%, 01/12/2001	35,000,000	34,935,736
6.63%, 01/08/2001	40,000,000	39,955,800

		384,088,466

Diversified Telecommunication Services - 0.8%
AT&T Corp.,
7.27%, 06/14/2001	13,400,000	13,400,000

Total Commercial Paper (cost $447,396,383)		447,396,383

SNAPsm Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Principal
	Amount	Value

Corporate Bonds – 32.4%
Automobiles – 1.1%
DaimlerChrysler North America Hlds.,
6.91%, 08/15/2001	$17,000,000	$17,000,000

Banks – 8.5%
Bank One Corp. MTN,
6.903%, 01/08/2001	50,000,000	50,049,635
Inter-American Dev. Bank,
5.125%, 02/22/2001	38,000,000	37,898,743
National City Bank Inc.,
6.61%, 01/02/2001	50,000,000	49,991,562

		137,939,940

Diversified Financials - 22.8%
American Express Centurion,
6.749%, 01/08/2001	50,000,000	50,000,000
Associates Corp. North America,
6.68%, 03/14/2001	70,000,000	70,036,686
BT Alex Brown,
6.801%, 02/21/2001	23,000,000	23,011,807
Goldman Sachs Group, Inc. MTN:
6.845%, 01/19/2001	25,000,000	25,034,232
6.923%, 01/15/2001	20,000,000	20,000,000
Household Financial Corp. MTN,
6.36%, 02/12/2001	25,000,000	24,895,152
Morgan Stanley Inc. MTN:
5.25%, 02/08/2001	34,500,000	34,446,776
5.75%, 02/15/2001	13,200,000	13,183,460
Norwest Corp. MTN,
6.25%, 03/15/2001	20,000,000	19,980,030
Sigma Financial Corp.,
6.464%, 01/04/2001	50,000,000	50,000,000
VW Credit, Inc.,
6.795%, 09/21/2001	40,000,000	40,000,000

		370,588,143

Total Corporate Bonds (cost $525,528,083)		525,528,083

SNAPsm Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Principal
	Amount	Value

Municipal Obligations – 4.5%
Catholic Health Initiatives,
6.75%, 1/03/2001	$32,800,000	$32,800,000
Virginia State Hsg. Dev. Auth.,
6.57%, 01/03/2001	40,000,000	40,000,000

Total Municipal Obligations (cost $72,800,000)		72,800,000

U.S. Government & Agency Obligations – 17.8%
FHLB:
6.35%, 12/01/2001	40,000,000	40,000,000
6.60%, 01/26/2001	25,000,000	25,000,000
6.75%, 04/06/2001	15,000,000	15,000,000
FHLMC,
6.35%, 01/05/2001	20,000,000	19,999,990
FNMA:
6.40%, 02/15/2001	50,000,000	49,608,889
6.43%, 03/06/2001	39,500,000	39,055,526
SLMA MTN:
6.304%, 01/03/2001	50,000,000	49,995,105
6.767%, 01/10/2001	50,000,000	50,000,000

Total U.S. Government & Agency Obligations (cost $288,659,510)		288,659,510

Repurchase Agreements – 9.4%
State Street Bank & Trust Co., 6.42% dated 12/29/2000,
due 01/02/2001, maturity value $152,352,285
(cost $152,243,684) (a)	152,243,684	152,243,684

Total Investments (cost $1,609,628,694)	99.2%	1,609,628,694
Other Assets and Liabilities	0.8	13,169,490

Net Assets	100.0%	$1,622,798,184

(a)    This repurchase agreement is fully collateralized by $161,760,000
        GNMA, 6.50%, 04/20/2030 - value including accrued interest is $155,398,203

Summary of Abbreviations:

FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Ginnie Mae Mortgage Association
MTN	Medium Term Note
SLMA	Student Loan Marketing Association

The cost of investments for federal income tax purposes was the same as for financial reporting purposes.

See Notes to Financial Statements.

SNAPsm Fund
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)

Assets
Investments in securities	$1,457,385,010
Investments in repurchase agreements	152,243,684

Investments at amortized cost	1,609,628,694
Interest receivable	14,441,835
Prepaid expenses and other assets	15,797

Total assets	1,624,086,326

Liabilities
Advisory fee payable	101,928
Distributions payable	877,932
Accrued expenses and other liabilities	308,282

Total liabilities	1,288,142

Net assets (represented entirely by paid-in-capital)	$1,622,798,184

Shares outstanding	1,622,798,184

Net asset value per share	$1.00

Statement of Operations
Six Months Ended December 31, 2000 (Unaudited)

Investment income
Interest	$45,750,852

Expenses
Advisory fee	509,218
Trustees’ fees and expenses	1,521
Custodian fee	79,427
Professional fees	16,887
Printing and postage expenses	15,083
Registration and filing fees	98,159
Other	49,449

Total expenses	769,744
Less: Fee waivers and reimbursements	(7,630)

Net expenses	762,114

Net investment income	44,988,738

Net increase in net assets resulting from operations	44,988,738

See Notes to Financial Statements.

SNAPsm Fund
Statements of Changes in Net Assets

	Six Months Ended
	December 31, 2000	Year Ended
	(Unaudited)	June 30, 2000

Operations
Net investment income	$44,988,738	$65,057,883

Distributions to shareholders from net investment income	(44,988,738)	(65,057,883)

Capital share transactions, at net asset value of $1.00 per share
Proceeds from shares sold	942,740,770	1,087,007,610
Payment for shares redeemed	(623,836,573)	(1,162,632,449)
Net asset value of shares issued in reinvestment of distributions	44,594,701	69,787,279

Net increase (decrease) in net assets resulting from
capital share transactions	363,498,898	(5,837,560)

Total increase (decrease) in net assets	363,498,898	(5,837,560)

Net assets
Beginning of period	1,259,299,286	1,265,136,846

End of period	$1,622,798,184	$1,259,299,286

See Notes to Financial Statements.

SNAPsm Fund
Financial Highlights (For a share outstanding throughout each period)

	Six months Ended	Year Ended June 30,
	December 31, 2000
	(Unaudited)	2000	1999	1998	1997	1996 (a)

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from investment operations
Net investment income	0.04 ++	0.06 ++	0.05 ++	0.06 ++	0.05 ++	0.05	++

Less distributions to shareholders from
net investment income	(0.04)++	(0.06)++	(0.05)++	(0.06)++	(0.05)++	(0.05	)++

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	3.35%	5.86%	5.30%	5.71%	5.51%	5.29%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$1,622,798	$1,259,299	$1,265,137	$1,083,364	$1,045,583	$954,777
Ratios to average net assets
Expenses	0.11%	0.11%	0.11%	0.11%	0.11%	0.12	%+
Net investment income	6.53%	5.73%	5.17%	5.56%	5.38%	5.53	%+

(a)	For the period from July 24, 1995 (commencement of operations) to June 30, 1996.
+	Annualized.
++	Includes net realized capital gains and losses which were less than $0.005 per share.

See Notes to Financial Statements.

SNAPsm Fund
Notes to Financial Statements
December 31, 2000 (Unaudited)

1. Organization
SNAPsm Fund (the "Fund") is a series of the Evergreen Select Money Market Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. On July 24, 1995, the Fund commenced operations through an exchange of shares with the Virginia State Non-Arbitrage Program ("SNAP") in the amount of $628,335,685.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued utilizing the amortized cost method. The amortized cost of an instrument is determined by valuing it at original cost and thereafter assuming a constant accretion of any discount or amortization of any premium from its face value at a constant rate until maturity.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund’s behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

E. Distributions
Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

3. Investment Advisory Agreement and Affiliated Transactions
First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor to the Fund and is paid a management fee that is computed and paid monthly based on amounts determined by applying percentage rates, starting at 0.08% and declining to 0.04% per annum as net assets increase, to the average daily net assets of the Fund.

Prior to November 1, 2000, Mentor Investment Advisors, LLC served as investment advisor to the Fund and was paid by the Fund at the same rate.

During the six months ended December 31, 2000, the amount of investment advisory fees waived was $6,109 and the impact on the Fund’s annualized expense ratio as a percentage of its average daily net assets amounted to 0.00%

Officers of the Fund and affiliated Trustees received no compensation directly from the Fund.

4. Deferred Trustees’ Fees
Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

SNAPsm Fund
Notes to Financial Statements (Continued)

5. Governmental Accounting and Financial Reporting for Investments and Investment Pools
Governmental accounting standards state that credit risk is the risk that an investor may not be able to obtain possession of its investment instrument or collateral at maturity. A portfolio of a subject entity is required to be characterized into certain categories. Risk category 1 includes investments that are insured or registered or for which the securities are held by the investor or its agent in the investor’s name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker’s or dealer’s trust department or agent in the investor’s name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the investor’s name. All investments held at December 31, 2000 are in risk category 1.

6. New Accounting Pronouncement
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its diclosure and reporting requirements, other requirements are effective presently. Adopting these requirements will not have a material impact on the Fund’s (Funds’) financial statements.

SNAPsm Advisory Board	Commonwealth of Virginia Treasury Board

Alfred C. Anderson	Mary G. Morris, Chairperson
Josephine Blakenship	Whitney Adams
Ellen V. Booker	Diana F. Cantor
Barbara O. Carraway	Spencer H. Elmore
Richard A. Cordle	William E. Landsidle
John J. Cusimano	Danny M. Payne
Terry W. Forehand	Dr. Charles D. Whyte
Christopher E. Martino
W. Forrest Matthews, Jr.
Mary G. Morris
Marie G. Neal
Gyles R. Norwood
Francis X. O’Leary
Fred W. Parker
John H. Tuohy
Ronald H. Williams
H. Roger Zurn, Jr.

Our Commitment

     To form a partnership that benefits the state,
     program participants, and taxpayers of Virginia.

951 East Byrd Street, P.O. Box 1357, Richmond, VA 23218-1357
(804) 782-3770 (800) 570-SNAPsm  FAX (804) 344-6443

This publication must be preceded or accompanied by an Evergreen Institutional Trust prospectus which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before investing or sending money. The SNAPsm fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

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